SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 1998


                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     FLORIDA                          0-21341                   65-0039856
 (STATE OR OTHER                    (COMMISSION              (I.R.S. EMPLOYER
 JURISDICTION                       FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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                             EXHIBIT INDEX ON PAGE 4

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ITEM 5.  OTHER EVENTS

The news release of Ocwen Financial Corporation dated January 27, 1998, regarding its financial results for the three months and the year ended December 31, 1997, including consolidated financial statements for the three months and the year ended December 31, 1997, are attached and filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits

         The following exhibit is filed as part of this report:

         (99) News  release of Ocwen  Financial  Corporation  dated  January 27,
              1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             OCWEN FINANCIAL CORPORATION
                             (Registrant)


                             By: /s/ Mark S. Zeidman
                             ---------------------------------------------------
                                     Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:   January 30, 1998




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                                INDEX TO EXHIBIT



     EXHIBIT NO.       DESCRIPTION                                        PAGE
     -----------       -----------                                        ----

         99            News release of Ocwen Financial Corporation dated   5
                       January 27, 1998 regarding its financial results for the three months and the year ended December
                       31, 1997.




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